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                      METROPOLITAN LIFE INSURANCE COMPANY

         UL II -- FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES


                      SUPPLEMENT DATED APRIL 30, 2007 TO

             Prospectus Dated April 30, 1993 as previously amended

This supplement updates certain information contained in your last prospectus and subsequent supplements. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543. New UL II Policies are no longer available for sale.

You allocate net premiums to and may transfer cash value among the investment divisions of the Metropolitan Life Separate Account UL. Each investment division, in turn, invests in the shares of one of the following Portfolios:


               METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
             BlackRock Aggressive       MetLife Stock Index
              Growth Portfolio           Portfolio
             BlackRock Bond Income      MFS(R) Total Return
              Portfolio                  Portfolio
             BlackRock Diversified      Morgan Stanley EAFE(R)
              Portfolio                  Index Portfolio
             BlackRock Large Cap Value  Neuberger Berman Mid Cap
              Portfolio                  Value Portfolio
             BlackRock Legacy Large     Oppenheimer Global Equity
              Cap Growth Portfolio       Portfolio
             BlackRock Money Market     Russell 2000(R) Index
              Portfolio                  Portfolio
             BlackRock Strategic Value  T. Rowe Price Large Cap
              Portfolio                  Growth Portfolio
             Davis Venture Value        T. Rowe Price Small Cap
              Portfolio                  Growth Portfolio
             FI International Stock     Western Asset Management
              Portfolio                  Strategic Bond
             FI Large Cap Portfolio      Opportunities Portfolio
             FI Mid Cap Opportunities   Western Asset Management
              Portfolio                  U.S. Government Portfolio
             FI Value Leaders Portfolio MetLife Conservative
             Franklin Templeton Small    Allocation Portfolio
              Cap Growth Portfolio      MetLife Conservative to
             Harris Oakmark Focused      Moderate Allocation
              Value Portfolio            Portfolio
             Harris Oakmark Large Cap   MetLife Moderate
              Value Portfolio            Allocation Portfolio
             Jennison Growth Portfolio  MetLife Moderate to
             Lehman Brothers(R)          Aggressive Allocation
              Aggregate Bond Index       Portfolio
              Portfolio                 MetLife Aggressive
             Loomis Sayles Small Cap     Allocation Portfolio
              Portfolio
             MetLife Mid Cap Stock
              Index Portfolio

                 MET INVESTORS SERIES TRUST (CLASS A SHARES)
             BlackRock Large-Cap Core   Met/AIM Small Cap Growth
             Portfolio                   Portfolio
             Cyclical Growth ETF        MFS(R) Research
             Portfolio                   International Portfolio
             Cyclical Growth and        Neuberger Berman Real
             Income ETF Portfolio        Estate Portfolio
             Harris Oakmark             Oppenheimer Capital
              International Portfolio    Appreciation Portfolio
             Janus Forty Portfolio      PIMCO Inflation Protected
             Lazard Mid-Cap Portfolio    Bond Portfolio
             Legg Mason Partners        PIMCO Total Return
              Aggressive Growth          Portfolio
              Portfolio (formerly Legg  RCM Technology
              Mason Aggressive Growth    Portfolio (formerly RCM
              Portfolio)                 Global Technology
             Legg Mason Value Equity     Portfolio)
              Portfolio                 T. Rowe Price Mid-Cap
             Lord Abbett Bond            Growth Portfolio
              Debenture Portfolio

               AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES)
             American Funds Bond Fund   American Funds Growth Fund
             American Funds Global      American Funds
              Small Capitalization Fund  Growth-Income Fund



The prospectuses for the Portfolios are attached to this supplement. They describe in greater detail an investment in the Portfolios listed above. Please read them and keep them for reference.


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SENDING COMMUNICATIONS AND PAYMENTS TO US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for information on where to direct communication regarding any function not listed below.

               FUNCTION                         DESIGNATED OFFICE ADDRESS
---------------------------------------------------------------------------------
Premium Payments                         MetLife P.O. Box 371351, Pittsburgh, PA
                                           15250-7351
---------------------------------------------------------------------------------
Payment Inquiries                        MetLife, P.O. Box 30375, Tampa, FL 33630
---------------------------------------------------------------------------------
Surrenders, Withdrawals, Loans,          MetLife, P.O. Box 543, Warwick, R.I.
  Investment Division Transfers,           02887-0543
  Premium Reallocation
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Death Claims                             MetLife, P.O. Box 353, Warwick, R.I.
                                           02887-0353
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Beneficiary & Assignment                 MetLife, P.O. Box 313, Warwick, R.I.
                                           02887-0313
---------------------------------------------------------------------------------
Address Changes                          MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904
                                         Attn: Data Integrity
---------------------------------------------------------------------------------
Reinstatements                           MetLife, P.O. Box 30375, Tampa, FL 33630
---------------------------------------------------------------------------------

WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).

The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.


THE PORTFOLIOS


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


An investment adviser (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory LLC) or subadviser of a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios,


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bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to .50%.

We, and/or certain of our affiliated insurance companies, have joint ownership interests in our affiliated investment advisers, MetLife Advisers and Met Investors Advisory LLC, which are formed as "limited liability companies." Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from a Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the prospectus for the Portfolio for information on the management fees paid by the Portfolios to the advisers and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to sub-advisers.)

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to us or our distributor. These payments decrease the Portfolio's investment return.


SELECTION OF PORTFOLIOS


We select the Portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from policy owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.


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TRANSFERRING CASH VALUE AMONG YOUR POLICY'S INVESTMENT OPTIONS

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS(R) Research International Portfolio, and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Portfolios, in a 12-month period there were; (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day


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period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.


Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests, to or from a Monitored Portfolio or other identified Portfolio under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an automated investment strategy described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

In addition, Policy Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate account funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


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In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

TRANSFERS YOU CAN MAKE BY TELEPHONE

Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and changes to allocations of future net premiums by phone. We generally allow you to authorize your sales representative to make such requests. The following procedures apply:

.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

.. All telephone calls will be recorded.

.. You will receive a written confirmation of any transaction.

.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

.. You should contact our Designated Office with any questions regarding the procedures.



Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your sales representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.


CHARGES AND DEDUCTIONS YOU PAY

Mortality and Expense Risk charge. We are waiving the following amount of the Mortality and Expense Risk charge: 0.08% of the Investment Division investing in the BlackRock Large-Cap Core Portfolio.

OTHER POLICY PROVISIONS

PREMIUMS

We do not accept payment of premium in cash or by money order.

PAYMENT AND DEFERMENT

We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a Policy owner's check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy owner's check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


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